UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 17, 2004


                            First United Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                     0-14237                52-1380770
         --------                     -------                ----------

(State or other jurisdiction of  (Commission file number)   (IRS Employer
incorporation or organization)                              Identification No.)


                 19 South Second Street, Oakland, Maryland 21550
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 334-9471
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ----
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

          (b)  Departure of Director.

          James F. Scarpelli, Sr. retired from the Board of Directors of First United Corporation effective November 17, 2004.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 FIRST UNITED CORPORATION


Dated:  November 19, 2004                    By: /s/ Robert W. Kurtz
                                                 ------------------------------
                                                 Robert W. Kurtz
                                                 President and CFO